July 15, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C. 20549

Re:	Form 8-K CDF Floorplan Receivables, L.P.
   	Registration Nos. 333-74457 and 333-74457-01

On behalf of CDF Floorplan Receivables, L.P., a Delaware Limited
Partnership ("Registrant"), I am transmitting herewith for filing, pursuant to the requirements of the Securities and Exchange Commission's Electronic Data Gathering, Analysis and Retrieval System, Form 8-K.

Please send either confirmation or suspense notification to e:mail address pat.o-malley@ge.com at your earliest convenience.

Sincerely,
/s/ W. Steven Culp
Controller

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 15, 2004

CDF FLOORPLAN RECEIVABLES, L.P.
(Exact name of registrant as specified in its amended charter)

DISTRIBUTION FINANCIAL SERVICES FLOORPLAN MASTER TRUST
(Co-Registrant and Issuer with Respect to the Securities)

Delaware                    333-74457 and 333-74457-01   88-0355652
(State or other jurisdiction      (Commission           (IRS Employer
of incorporation                   File Numbers)         identification No.)

655 Maryville Centre Drive
St. Louis, Missouri                               63141
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:   (314) 523-3000

Item 5.     Other Events.

Copies of the monthly Certificateholders' Statement is being filed as Exhibits 1 to this Current Report on Form 8-K.

Item 7.(c)  Exhibits.

Exhibit     Description

EX-1		Distribution Financial Services Floorplan Master Trust
		Compliance/Statistical Reporting
		Reporting for period ending 6/30/2004

EX-2 Distribution Financial Services Floorplan Master Trust Distribution Date Statement Series 2000-2
            Reporting for period ending 6/30/2004

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FLOORPLAN RECEIVABLES, L.P.,
on behalf of itself, as Registrant

By:         CDF Floorplan Receivables, Inc.,
            its General Partner

By: 		/s/ W. Steven Culp
Title: 	Controller

CDF FLOORPLAN RECEIVABLES, L.P.
on behalf of Distribution Financial Services Floorplan Master Trust, as Co-Registant

By:    	/s/ W. Steven Culp
Title:  	Controller


EX-1

Distribution Financial Services Floorplan Master Trust
Compliance/Statistical Reporting
Distribution Date                         7/15/2004
Collection Period Ending                  6/30/2004


Calculation Of Pool Balance
 1 Total "Office" Receivables                        3,008,905,477
 2 Discount Factor                                            0.50%
 3 End of month Pool Balance                         2,993,860,949

Total Trust Receivables-Delinquency
 4 NSF 1-30 Office                                         231,695
 5 SAU 1-30 Office                                      12,642,545
 6 Total                                                12,874,240
 7 Trust Receivables                                 3,008,905,477
 8 .75 % of Trust Receivables                                 0.75%
 9 Total                                                22,566,791
10 Amount in Excess                                              0

11 NSF 30+                                                 666,316
12 SAU 30+                                               2,054,127
                                                         2,720,443
Overconcentrations
13 End of month Pool Balance                         2,993,860,949
                                                        Limits         Actual     Excess
14 A/R Receivables                              20%    598,772,190    27,207,920        0

15 Asset Based Receivables                      20%    598,772,190   229,061,629        0

16 Dealer concentration top 8                  2.5%     74,846,524    96,632,538 21,786,01

17 Dealer concentration Other                    2%     59,877,219    29,765,976        0

18 Manufacturer Concentration Top 3             15%    449,079,142   327,943,303        0

19 Manufacturer Concentration Other             10%    299,386,095    95,416,568        0

20 Product Line Concentration:

21 CE & Appl                                    25%    748,465,237   111,371,663        0

22 MIS                                          25%    748,465,237   307,667,134        0

23 Motorcycle                                   25%    748,465,237   427,517,442        0

24 Marine                                       35%  1,047,851,332   659,148,648        0

25 RV                                           35%  1,047,851,332   902,213,752        0

26 Music                                        25%    748,465,237    57,629,322        0

27 Industrial Equipment                         25%    748,465,237   146,326,158        0

28 A/R                                          25%    748,465,237   256,269,549        0

29 Snowmobiles                                  25%    748,465,237             0        0

30 Other                                        25%    748,465,237   140,761,810        0

31 Delayed Funding Receivables                                       321,488,971

                                       4/30/2004      5/31/2004      6/30/2004    Average
32 Charge Offs to Receivables
   (Annualized)                          0.04%          -0.07%         -0.07%       -0.03%
33 Payment Rate                          39.89%         39.89%         44.06%       41.28%

Net Receivable Rate - Current Month
34 Interest                                   5.23%
35 Discount                                   2.64%
36 Total                                      7.87%
37 Less Servicing                            -2.00%
38 Remaining                                  5.87%


EX-2

CDF Floorplan Receivables, L.P.
Distribution Financial Services Floorplan Master Trust
Distribution Date Statement
Report Date             06/30/04
Collection Period       06/01/04 06/30/04
Determination Date      07/13/04
Distribution Date       07/15/04
                                                                Dealer
                                                                 Over-          Series          Series        Series       Series
                                                 Total       Concentration      2000-2          2000-2        2000-2       2000-2
                          Date                   Trust          Series           Total         Class A        Class B      Class C
Pool Balance
1 Beginning of Month
  Receivables                     05/31/04  3,175,757,682
2 Plus: Account Additions         06/01/04              -
3 Beginning of month
  Principal
  Receivables                     06/01/04  3,175,757,682
4 Discount Factor                                0.50%
  Beginning of month Pool
5 Balance                         06/01/04  3,159,878,894
6 Beginning of month Dealer
  Overconcentrations              06/01/04     19,911,734
  Beginning of month
7 Unconcentrated
  Pool Balance                    06/01/04  3,139,967,160

8 End of month Principal
  Receivables                     06/30/04  3,008,905,477
9 Discount Factor                                0.50%
10End of mo Pool Balance          06/30/04  2,993,860,949
11End of month Dealer
  Overconcentrations              06/30/04     21,786,014
12End of month
  Unconcentrated Pool
  Balance                         06/30/04  2,972,074,935
13Overconcentrated %              06/30/04       0.73%
14Unconcentrated %                06/30/04      99.27%

Certificates
15Beginning of
  month/closing date
  Invested Amount                 06/01/04                    19,911,734     500,000,000     477,500,000    15,000,000    7,500,000
16Allocation Percentage           06/01/04                       0.76%          19.08%          18.23%         0.57%        0.29%
17End of month Invested
  Amount                          06/30/04                    21,786,014     500,000,000     477,500,000    15,000,000    7,500,000
18Principal Payments
  Outstanding Principal           07/13/04                             -               -               -             -            -
19Balance                         07/15/04                    21,786,014     500,000,000     477,500,000    15,000,000    7,500,000
20Pool Factor                     07/15/04                                                       1.00000       1.00000      1.00000

Excess Funding Account
21End of month balance            06/15/04              -
22Determination Date
  Deposit                         07/15/04              -
  Distribution Date
23Disbursement                    07/15/04              -
  Excess Funding Account
24Balance                         07/15/04              -

Reserve Fund
25Required Amount                 07/15/04                                    17,500,000
26Beginning Balance               06/15/04                                    17,500,000
27Deposits              06/15/04  07/15/04                                        14,010
28Disbursements         06/15/04  07/15/04                                        14,010
29Ending Balance                  07/15/04                                    17,500,000

Collections
30Principal Allocation
  Percentage                      06/30/04                       0.69%          15.92%          15.21%         0.48%        0.24%
31Floating Allocation
  Percentage                      06/30/04                       0.69%          15.92%          15.21%         0.48%        0.24%

32Principal Collections 06/01/04  06/30/04  1,399,291,864        323,939
33Nonprincipal Collectio06/01/04  06/30/04     21,536,966          1,620
34Total Collections     06/01/04  06/30/04  1,420,828,830        325,559

Defaults
35Defaulted Amount      06/01/04  06/30/04       (163,200)
36Investor Default Amoun06/01/04  06/30/04                             -         (25,988)        (24,818)         (780)       (390)

Interest
37Monthly Interest                07/15/04                             -         628,687         592,398        21,984       14,305
38Interest Shortfall              07/15/04                             -               -               -             -            -
39Additional Interest             07/15/04                             -               -               -             -            -
40Total                           07/15/04                             -         628,687         592,398        21,984       14,305

Servicing Fee
41Certificate Balance for
  Servicing
  Fee determination               06/01/04                                   500,000,000     477,500,000    15,000,000    7,500,000
42Servicing Fee Rate                                                             2.00%           2.00%         2.00%        2.00%
43Servicing Fee         06/01/04  06/30/04                                       833,333         795,833        25,000       12,500
44Remaining Servicing Fee         07/15/04                                       833,333         795,833        25,000       12,500

Excess Servicing
45Nonprincipal Collectio06/01/04  06/30/04     21,536,966          1,620
46Servicer Advance Less
  Reimbursement of Servicer
  Advance               06/01/04  06/30/04      1,117,480
47Floating Allocation
  Percentage                                                     0.69%          15.92%          15.21%         0.48%        0.24%
48Investor Nonprincipal
  Collections           06/01/04  06/30/04                         1,620       3,429,489       3,275,162       102,885       51,442
49Investor portion of
  Servicer Advance
  Less Reimbursement    06/01/04  06/30/04                             -         177,944         169,937         5,338        2,669
50Plus:  Investment Proc06/01/04  06/30/04                             -          16,026
51Less:
52Monthly Interest                07/14/04                             -         628,687         592,398        21,984       14,305
53Prior Monthly Interest          07/14/04                             -               -               -             -            -
54Additional Interest             07/14/04                             -               -               -             -            -
55Reserve Fund Deposit            07/14/04                             -               -               -             -            -
56Default Amount        06/01/04  06/30/04                             -         (25,988)        (24,818)         (780)       (390)
57Charge-Offs           06/01/04  06/30/04                             -               -               -             -            -
58Monthly Servicing Fee           07/15/04                             -         833,333         795,833        25,000       12,500
59Carry-over Amount               07/15/04                             -               -               -             -            -
60Carry-over Amount
     Additional Interest          07/15/04                             -               -               -             -            -
61Yield Supplement Dep.           07/15/04                             -               -
62Balance:  Excess Servi06/01/04  06/30/04                      1,620.00    2,187,427.00

Collection Account
63Beginning Balance               06/15/04                                             -
64Deposits              06/15/04  07/15/04                                       806,631
65Disbursements         06/15/04  07/15/04                                       806,631
66Ending Balance                  07/15/04                                             -

Interest Funding Account
67Beginning Balance               06/15/04                                             -
68Deposits              06/15/04  07/15/04                                       628,701
69Disbursements         06/15/04  07/15/04                                       628,701
70Ending Balance                  07/15/04                                           -

Principal Funding Account
71Beginning Balance               06/15/04                                             -
72Deposits              06/15/04  07/15/04                                             -
73Disbursements         06/15/04  07/15/04                                             -
74Ending Balance                  07/15/04                                             -

Yield Supplement Account
75Required Amount                 07/15/04                                     2,500,000
76Beginning balance               06/15/04                                     2,500,000
77Deposit               06/15/04  07/15/04                                         2,001
78Disbursements         06/15/04  07/15/04                                         2,001
79Ending balance                  07/15/04                                     2,500,000

80Total Amount Distributed        07/15/04        628,687

Interest Rate for the Next Period
81One-month LIBOR        7/15/04  08/16/04          1.38000%
82Net Receivables Rate            06/30/04          5.87320%
